ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 15th day of May, 2019 by and among CIBC BANK USA, formerly known as The PrivateBank and Trust Company (“Lender”), LAWSON PRODUCTS, INC., a Delaware corporation (“Lawson Products Delaware”), LAWSON PRODUCTS, INC., an Illinois corporation (“Lawson Products Illinois”), BARON DIVESTITURE COMPANY, an Illinois corporation (“Baron Divestiture”), and SANDALWOOD DIVESTITURE COMPANY, INC., an Alabama corporation (f/k/a Automatic Screw Machine Products Company, Inc.) (“Sandalwood Divestiture”; Lawson Products Delaware, Lawson Products Illinois, Baron Divestiture and Sandalwood Divestiture are individually referred to herein each as a “Borrower” and collectively as “Borrowers”). W I T N E S S E T H: WHEREAS, Lender, Borrowers and certain former affiliates of Borrowers are party to that certain Loan and Security Agreement dated as of August 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); WHEREAS, on September 18, 2017, Lender changed its name from The PrivateBank and Trust Company to CIBC Bank USA; WHEREAS, Borrowers have requested that Lender agree to amend the Loan Agreement in certain respects as set forth herein; and WHEREAS, Lender is willing to make such amendments, subject to the terms, conditions and other provisions hereof. NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows: Section 1 Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendments set forth in Section 3 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and the provisions thereof shall be binding on the parties hereto. Section 2 [Reserved]. Section 3 Amendments to the Loan Agreement. Upon satisfaction of the conditions precedent set forth in Section 4 of this Amendment and in reliance on the representations and warranties made by the Loan Parties set forth herein, the Loan Agreement is hereby amended as follows: CHICAGO/#3288296.3A

(a) The following new definitions are hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order to read as follows: Distribution shall have the meaning set forth in Section 13.5(iv) hereof. Distribution Computation Date shall have the meaning set forth in Section 13.5(iv) hereof. Divided Person shall mean any Person which has been formed upon the consummation of a Division. Division shall mean the statutory division of any Person into two (2) or more Persons, including, without limitation, pursuant to Section 18/217 of the Delaware Limited Liability Company Act; provided that each such Person shall constitute a separate Person hereunder. Eleventh Amendment shall mean that certain Eleventh Amendment to Loan and Security Agreement dated as of the Eleventh Amendment Effective Date by and between the Borrowers and the Lender. Eleventh Amendment Effective Date shall mean May 15, 2019. (b) The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows: Capital Lease shall mean a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by any Loan Party and/or any Subsidiary as lessee that is, or should be, in accordance with Financial Accounting Standards Board Statement No. 13, as amended from time to time, or, if such statement is not in effect, such statement of GAAP as may be applicable, recorded as a “finance lease” (but excluding, for the avoidance of doubt, any “operating lease”) on the consolidated balance sheet of Loan Parties and their Subsidiaries prepared in accordance with GAAP. Fixed Charges shall mean for any period, without duplication, scheduled payments of principal during the applicable period with respect to all indebtedness of Borrowers and their Subsidiaries, on a consolidated basis, for borrowed money (excluding the Obligations), plus scheduled payments of principal during the applicable period with respect to all Capital Lease Obligations of Borrowers and their Subsidiaries, on a consolidated basis, plus scheduled payments of cash interest during the applicable period with respect to all indebtedness of Borrowers and their Subsidiaries, 2 CHICAGO/#3288296.3A on a consolidated basis, for borrowed money (including the Obligations and Capital Lease Obligations), plus unfinanced Capital Expenditures of Borrowers and their Subsidiaries, on a consolidated basis, during the applicable period, plus all dividends or other distributions by Borrowers and their Subsidiaries, on a consolidated basis, payable in cash to equityholders thereof during the applicable period, plus all purchases, redemptions and retirements of stock or other equity interests (including, without limitation, warrants) of Lawson Products Delaware by Borrower and their Subsidiaries, on a consolidated basis, payable in cash to equityholders thereof during the applicable period, plus cash payments during the applicable period in respect of income or franchise taxes of Borrowers and their Subsidiaries, on a consolidated basis. Permitted Asset Acquisition shall mean any (x) Cash Funded Canadian Asset Acquisition and (y) asset acquisition by Borrower (other than Lawson Products Delaware) or Lawson Products Ontario where: (a) the assets acquired are (i) for use in the same businesses, or an incidental, complimentary or reasonably related line of business, engaged in by the Loan Parties and their Subsidiaries on the Closing Date and (ii) being transferred free and clear of any lien, claim, security interest or other encumbrance whatsoever, other than Permitted Liens; (b) immediately before and after giving effect to such Permitted Asset Acquisition, no Default or Event of Default shall exist; (c) the aggregate consideration (cash and non-cash) to be paid by the Loan Parties (it being understood and agreed that no Indebtedness shall be assumed in connection therewith) in connection with (i) such asset acquisition (or any series of related asset acquisitions) is less than $7,500,000, and (ii) all such asset acquisitions is less than $15,000,000; (d) immediately after giving effect to such asset acquisition, the Loan Parties are in pro forma compliance with the financial covenant set forth in Section 14.2.2 (whether or not such financial covenant is being tested); (e) with respect to any asset acquisition involving aggregate consideration described in clause (c) above of $5,000,000 or greater, not less than ten (10) Business Days prior to such asset acquisition (or such later date approved by Lender in its sole discretion), Lender shall have received an acquisition summary with 3 CHICAGO/#3288296.3A respect to the assets to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12 month period for which they are available and as otherwise available and projections with respect to the assets to be acquired for no less than a 12 month period), and the terms and conditions, including economic terms, of the proposed asset acquisition; (f) with respect to any asset acquisition involving aggregate consideration described in clause (c) above of $5,000,000 or greater, not less than fifteen (15) Business Days after such asset acquisition (or such later date approved by Lender in its sole discretion), Lender shall have received fully executed copies of each material document, instrument and agreement executed in connection with such asset acquisition together with all lien search reports and lien release letters and other documents to evidence the termination of any and all liens (other than Permitted Liens) on the assets acquired or otherwise as Lender may require; (g) [reserved]; (h) the Borrowers shall have Excess Availability in an amount equal to or greater than $5,000,000 immediately before and after giving effect to the asset acquisition; (i) any assets acquired shall be located within the United States of America or Canada; and (j) to the extent readily available to Borrowers, Borrowers shall have provided Lender with such other information with respect to such asset acquisition as reasonably requested by Lender. Permitted Liens shall mean (i) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder or amounts which are being contested in good faith and by appropriate proceedings and for which Borrowers have maintained adequate reserves; (ii) liens or security interests in favor of Lender; (iii) liens for taxes, assessments and governmental charges not yet due and payable or which are being contested in good faith and by appropriate proceedings and Borrowers are in compliance with Section 12.8 hereof; (iv) (A) liens, encumbrances and other matters affecting title to any real property listed in the title insurance policies in respect thereof and found, on the date of delivery of such title 4 CHICAGO/#3288296.3A insurance policies to Lender in accordance with the terms of this Agreement, reasonably acceptable by Lender, and (B) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on any Borrower’s ability to use such real property for its intended purpose in connection with such Borrower’s business; (v) liens in connection with purchase money indebtedness and Capital Leases otherwise permitted pursuant to this Agreement, provided, that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which are the subject of such Capital Leases; (vi) liens set forth on Schedule 1; (vii) liens specifically permitted by Lender in writing; (viii) involuntary liens securing amounts less than $500,000 and which are released or for which a bond acceptable to Lender in its sole discretion, determined in good faith, has been posted within ten (10) days of its creation; (ix) the deposit securing certain utility obligations of Automatic Screw Machine represented by the PNC Certificate of Deposit; (x) liens and security interests (including rights of set-off against credit balances) on any deposit or securities account maintained with any credit or debit card issuer or processor, and any funds or securities held in such account (provided that the aggregate amount of such funds and securities does not exceed $1,500,000 in the aggregate at any time outstanding), and securing obligations in respect of debit and credit cards, and other card payment products; (xi) liens and security interests solely securing the assets and properties of Bolt Supply and its Subsidiaries securing indebtedness for borrowed money permitted by Section 13.2(viii); and (xii) liens and security interests arising from the filing of uniform commercial code financing statements (or equivalent filings or registrations in foreign jurisdictions) solely as a precautionary measure in connection with operating leases or consignment of goods, in each case in the ordinary course of business. (c) Section 1.3 of the Loan Agreement is amended and restated in its entirety to read as follows: “1.3 Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP. Calculations and determinations of financial and accounting terms used and not otherwise specifically defined hereunder and the preparation of financial statements to be furnished to Lender pursuant hereto shall be made and prepared, both as to classification of items and as to amount, in accordance with GAAP as used in the preparation of the financial statements of Loan Parties and their Subsidiaries on the date of this Agreement. If any changes in 5 CHICAGO/#3288296.3A accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), which results in a material change in the method of accounting in the financial statements required to be furnished to Lender hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, the parties hereto agree to enter into good faith negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating the financial condition and performance of Loan Parties and their Subsidiaries be the same after such changes as they were before such changes; and, if the parties fail to agree on the amendment of such provisions, the Representative will furnish financial statements in accordance with such changes but shall provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in accordance with applicable accounting principles and practices in effect immediately prior to such changes. Subject to the definition of Capital Lease set forth in this Agreement, it is understood and agreed that, for purposes of this Agreement and the other Loan Documents, the determination of whether a lease is required to be accounted for as a Capital Lease Obligation on the balance sheet of any Person shall be made by reference to GAAP as in effect on January 1, 2019, giving effect to ASC 842, for purposes of all financial covenants, basket amounts and ratios contained in this Agreement or in any other Loan Document. (d) The following sentences are added at the end of Section 1.5 of the Loan Agreement to read as follows: “For all purposes under this Agreement and the Loan Documents, in connection with any Division: (A) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (B) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. The provisions of this Section shall in no way be construed as a consent by Lender to any Division, or an amendment, modification or waiver of any provision of this Agreement or any other Loan Document related to Divisions.” 6 CHICAGO/#3288296.3A

(e) Clause (a) of Section 2.6.5 of the Loan Agreement is amended and restated in its entirety to read as follows: “(a) Sales of Assets. Upon receipt of the proceeds of (i) the sale or other disposition of any Collateral, assets or other property (including, without limitation, by Division) of any Borrower or any Subsidiary, including, without limitation, the Illinois Property (other than the Permitted Intercompany Transfers), or (ii) any of the Collateral, any asset or other property of any Borrower or any Subsidiary, including, without limitation, the Illinois Property, that is damaged, destroyed or taken by condemnation in whole or in part, the proceeds thereof shall be paid by Borrowers to Lender as a mandatory prepayment of the Loans, such payment to be applied first to repay outstanding principal of the Revolving Loans until paid in full (without a concomitant reduction in the Revolving Loan Commitment), and then against the other Obligations, as determined by Lender, in its sole discretion.” (f) Clause (b) of Section 12.13 of the Loan Agreement is amended and restated in its entirety to read as follows: “(b) The Loan Parties shall, and shall cause their Subsidiaries (including, for the avoidance of doubt, any Divided Person) to promptly upon reasonable request by the Lender, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re- register any and all such further acts, deeds, agreements, certificates, assurances and other instruments as the Lender may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents or (B) assure, preserve, protect and confirm more effectively unto the Lender the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any Subsidiary (including, for the avoidance of doubt, any Divided Person) is or will be a party.” (g) Section 13.2 of the Loan Agreement is amended and restated in its entirety to read as follows: “13.2 Indebtedness. Loan Parties shall not, and shall not permit any Subsidiary to, create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, except that Borrowers and such Subsidiaries may (i) borrow money from a Person (other than Lender, a Borrower or a Subsidiary) on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender in its sole 7 CHICAGO/#3288296.3A discretion is executed and delivered to Lender relative thereto; (ii) maintain their present indebtedness listed on Schedule 11.14 hereto and any extension or refinancing thereof so long as the principal amount thereof is not increased; (iii) incur and/or maintain unsecured indebtedness to trade creditors in the ordinary course of business; (iv) incur and/or maintain purchase money indebtedness or Capital Lease Obligations in an aggregate amount not to exceed $3,000,000 at any time outstanding; (v) incur and/or maintain indebtedness for borrowed money of any Subsidiary (other than any Excluded Subsidiary) that is not a Loan Party to another Subsidiary (other than any Excluded Subsidiary) that is not a Loan Party; (vi) incur and/or maintain the Permitted Intercompany Indebtedness; provided that, in each case, such indebtedness for borrowed money shall be evidenced by a demand note in form and substance acceptable to Lender and pledged and delivered to Lender as additional collateral, and the obligations under such demand note shall be subordinated to the Obligations of Borrowers hereunder in a manner satisfactory to Lender; (vii) incur and/or maintain other unsecured indebtedness for borrowed money in an aggregate amount not to exceed $100,000 at any time outstanding; and (viii) incur and/or maintain indebtedness for borrowed money, the sole obligors of which are Bolt Supply and any Subsidiary of Bolt Supply owing to a Person that is not a Loan Party or an Affiliate thereof, in an aggregate principal amount not to exceed CAD $5,500,000 at any time outstanding.” (h) Section 13.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “13.4 Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business. Loan Parties shall not, and shall not permit any Subsidiary to (i) enter into any merger, consolidation or Division other than (A) any merger of any Loan Party (other than Lawson Products Delaware) with and into any other Loan Party (other than Lawson Products Delaware); provided that, if such transaction involves a Borrower, the Borrower is the surviving entity; and provided further that, no such transaction shall involve an Excluded Subsidiary, and (B) any merger of any Subsidiary that is not a Loan Party with and into any other Subsidiary that is not a Loan Party; provided that, no such transaction shall involve an Excluded Subsidiary; (ii) other than in accordance with Section 12.2.4 hereof, change the state of its organization or enter into any transaction which has the effect of changing its state of organization; (iii) sell, lease or otherwise dispose of any of its assets, including, without limitation, (x) any disposition as part of any sale-leaseback transactions and (y) by Division, other than (A) any sale or other disposition of inventory in 8 CHICAGO/#3288296.3A the ordinary course of business, (B) any sale or other disposition of obsolete, worn-out or excess assets (other than Accounts or Inventory), (C) the sale of investments which are cash equivalents permitted by this Agreement in the ordinary course of business, (D) any sale or other disposition of assets by Loan Parties and their Subsidiaries in an amount not to exceed $1,000,000 in the aggregate in any Fiscal Year, (E) any sale-leaseback transaction for which any Loan Party or any Subsidiary has obtained the prior written consent of Lender and (F) the Permitted Intercompany Transfers; provided that, in each case the proceeds of such sale or other disposition are applied to the Obligations as required by Section 2.6.5 hereof; (iv) purchase the stock, other equity interests or all or a material portion of the assets of any Person or any business or division of any Person other than (A) any merger or consolidation permitted in clause (i) above, (B) any Permitted Asset Acquisition or (C) any purchase permitted by Section 13.5 or 13.6(a) hereof; or (v) issue any shares of, or any warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest other than (A) in respect of Lawson Products Delaware, the issuance of its common stock and other equity interests, (B) in respect of any Subsidiary of Lawson Products Delaware, stock splits and stock issuances of equity interests to the direct Parent of such Subsidiary, in each case which do not decrease the percentage ownership of a Loan Party in the equity interests of such Subsidiary, and (C) with respect to Subsidiaries of Lawson Products Delaware acquired after the Closing Date in accordance with this Agreement (or with the prior written consent of Lender), the issuance of equity interests to the direct Parent of such Subsidiary of Lawson Products Delaware. No Loan Party shall, nor shall it permit any Subsidiary to, form any Subsidiaries or enter into any joint ventures or partnerships with any other Person.” (i) Section 13.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “13.5 Dividends and Distributions and Stock Repurchases. No Loan Party shall, nor shall it permit any Subsidiary to, declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if it is a corporation) or on account of any equity interest (including, without limitation, any warrant) in such Loan Party or Subsidiary (if it is a partnership, limited liability company or other type of entity), or purchase, redeem or retire any shares of any class of its stock or any other equity interest (including, without limitation, any warrant), except that: (i) any Loan Party (other than Lawson Products Delaware) or any Subsidiary of Lawson Products Delaware may declare and pay 9 CHICAGO/#3288296.3A dividends and distributions to any other Loan Party that is its direct Parent; (ii) Lawson Products Delaware may declare and pay dividends and distributions, and purchase, redeem and retire shares of its common stock or other equity interests, in each case to the extent payable solely in the form of common stock or other equity interests of Lawson Products Delaware; (iii) Lawson Products Delaware may purchase, redeem and retire shares of its common stock or other equity interests from former officers, employees, managers, consultants and directors of any Loan Party or any Subsidiary (or their estates, spouses or former spouses) upon the death, permanent disability, retirement, severance or termination of employment or service of any such Person, so long as (1) the aggregate amount of such purchases, redemptions and retirements does not exceed $1,000,000 in any Fiscal Year and (2) both immediately before and after giving effect to such purchase, redemption or retirement, no Event of Default exists or would result therefrom; (iv) Lawson Products Delaware may (A) declare and pay dividends and distributions, and (B) purchase, redeem and retire shares of its common stock and other equity interests from its equityholders (other than from former officers, employees, managers, consultants and directors of any Loan Party or any Subsidiary (or their estates, spouses or former spouses) upon the death, permanent disability, retirement, severance or termination of employment or service of any such Person) (each such dividend, distribution, purchase, redemption and retirement under this clause (iv) (A) and (B) referred to herein as a “Distribution”), so long as (1) the aggregate amount of Distributions does not exceed $7,000,000 in any Fiscal Year, (2) both immediately before and after giving effect to such Distribution, (x) no Specified Event of Default exists or would result therefrom, and (y) the Loan Parties shall be in compliance with the financial covenants set forth in Section 14.2 for the recently completed Monthly Computation Period or Quarterly Computation Period (as applicable) ending on or prior to the date of such Distribution (each such date, a “Distribution Computation Date”) (whether or not such financial covenants are being tested hereunder), determined on a pro forma basis after giving effect to any and all Distributions made after each such Distribution Computation Date and (3) at least seven (7) days prior to making such Distribution, the Representative shall deliver to Lender a compliance certificate in the form of Exhibit A attached hereto that includes a calculation of all financial covenants contained in Section 14.2; and 10 CHICAGO/#3288296.3A

(v) Lawson Products Delaware may make non-cash repurchases of its common stock or other equity interests deemed to occur upon the exercise of stock options or warrants (A) if such stock or other equity interests represents a portion of the exercise price of such option or warrant and (B) for purposes of tax withholding by Lawson Products Delaware in connection with such exercise.” (j) Section 13.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “13.6 Investments; Loans. (a) Loan Parties shall not, and shall not permit any Subsidiary to, purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than (i) direct obligations of the United States, obligations insured by the Federal Deposit Insurance Corporation and obligations unconditionally guaranteed by the United States, including, without limitation, the PNC Certificate of Deposit, (ii) securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Account Debtor, (iii) any in connection with any Permitted Asset Acquisition, (iv) the Bolt Supply Acquisition, (v) in connection with the Screw Products Asset Acquisition and (vi) purchases, redemptions and retirements permitted by Section 13.5. (b) No Loan Party shall, and shall not permit any Subsidiary to, lend or otherwise advance funds to any Person (including, but not limited to, any Subsidiary) except for (i) advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business, (ii) intercompany loans permitted under clauses (v) and (vi) of Section 13.2, (iii) capital contributions made by any Loan Party to a Subsidiary that is a Loan Party, (iv) capital contributions made by any Subsidiary that is not a Loan Party to another Subsidiary that is not a Loan Party and (v) capital contributions made by Lawson Products Illinois to Lawson Products Ontario of the proceeds of the Bolt Supply Acquisition Loan in connection with the Bolt Supply Acquisition in an aggregate amount not to exceed, when aggregated with any Permitted Intercompany Indebtedness described under clause (h) of the definition thereof, U.S. $27,000,000 at any time outstanding.” (k) The phrase “No Loan Party shall not” at the beginning of Section 13.8 of the Loan Agreement shall be deleted and replaced with the phrase “No Loan Party shall”. 11 CHICAGO/#3288296.3A

Section 4 Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions: (a) Lender shall have received a fully executed copy of this Amendment; and (b) The representations and warranties set forth in Section 6 below shall be true and correct. Section 5 [Reserved]. Section 6 Representations and Warranties. Each Loan Party hereby represents and warrants, in each case after giving effect to this Amendment, to Lender as follows: (a) The representations and warranties of each Loan Party in the Loan Agreement and each of the other Loan Documents to which it is a party shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on the date hereof, except for representations and warranties that expressly relate to an earlier date which must be true and correct as of such earlier date; (b) No Default or Event of Default exists; (c) Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing; (d) The execution, delivery and performance by each Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action; and (e) This Amendment and each other document, agreement and instrument executed by each Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability. Section 7 Fees and Expenses. Borrowers agree to pay on demand all reasonable out- of-pocket costs and expenses of or incurred by Lender, including, but not limited to, legal expenses and reasonable attorneys’ fees, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment. Section 8 Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. 12 CHICAGO/#3288296.3A

Section 9 No Modification; No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Lender reserves all rights, privileges and remedies under the Loan Documents. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the Loan Documents. Section 10 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. Section 11 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof. Section 12 Governing Law; Other Waivers. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois. Section 18.11 of the Loan Agreement is incorporated herein by reference, mutatis mutandis. Section 13 Release. In consideration of Lender’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges Lender and its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Lender or any other Released Person which relates, directly or indirectly, to any acts of omissions of Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof. [SIGNATURE PAGES FOLLOW] 13 CHICAGO/#3288296.3A